Fourth Quarter 2019 Financial Highlights January 16, 2020

4Q19 Financial Results Profits Returns Balance Sheet › Net Income: $1,391 million › ROE: 14.6% › CET1: 11.5% (a) › Includes $460 million of notable items › ROTCE: 29.3% › SLR: 6.1% › Diluted EPS: $1.52 › Returned $1.3 billion to shareholders › Includes $0.50 of notable items Pre-tax Income Total Revenue ($ million) ($ million) 79% 42% 3,040 › Investment Services revenue impacted 75 by lower net interest and foreign 1,822 70 65 3,044 (2)% exchange revenue; fees up 60 1,287 55 Services 50 Investment › Investment Management revenue 1,020 45 2,991 40 primarily reflects higher market values 35 38% 30 33% 25 20 › Good expense control 25% 15 10 963 5 › Strong capital returns 4Q18 3Q19 4Q19 890 1% Pre-tax operating margin Investment (a) Management 975 Ex notable items 4Q18 4Q19 PTI ($m) 1,289 1,218 4Q18 3Q19 4Q19 Op Margin 32% 31% (a) Represents a non-GAAP measure. See page 16 in the Appendix for corresponding reconciliation of notable items and page 18 for corresponding reconciliation of ROTCE. 22 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

2019 Financial Highlights – non-GAAP

Operating EPS
$ 4.02[a]

Operating margin
32 %[a]

Expenses down
(1) %[a]

AUC/A
$ 37.1 trillion; +12 %

Payout ratio
over 100 %

Capital generated
over $5bn

- Adjusted revenue of $15.7bn[a] despite interest rate headwinds
- Net interest revenue down reflecting deposit mix shift and lower interest rates
- Investment servicing fees stable, ~50% of total revenue
- Expense discipline with higher technology investment
- Strong capital generation while investing for the future

(a) Represents a non-GAAP Measure. See page 17 in the Appendix for corresponding reconciliation.

3 Fourth Quarter 2019 – Financial Highlights

BNY MELLON

4Q19 Financial Highlights

($ millions, except per share data)

	4Q19	Δ 3Q19	Δ 4Q18
Total revenue	$4,778	24%	19%
Fee revenue	3,971	27	26
Net interest revenue	815	12	(8)
Provision for credit losses	(8)	N/M	N/M
Noninterest expense	2,964	14	(1)
Income before income taxes	1,822	42	79
Net income applicable to common shareholders	$1,391	39%	67%
Earnings per common share	$1.52	42%	81%
Operating leverage [(a)]		931 bps	2,001 bps
Pre-tax operating margin	38%	485 bps	1,272 bps
Return on common equity	14.6%	402 bps	588 bps
Return on tangible common equity [(b)]	29.3%	785 bps	1,141 bps

Notable items [(c)]

Increase / (decrease)	Revenue	Expense	EPS
4Q19	790	186	$0.50
3Q19	(70)	(74)	$0.01
4Q18	-	269	($0.16)

- 4Q19 includes gain from the sale of an equity investment, partially offset by severance, net securities losses and litigation
- 3Q19 includes a lease-related impairment negatively impacting net interest revenue and a net reduction of reserves for tax-related exposure of certain investment management funds benefiting expenses
- 4Q18 includes severance, real estate and litigation, partially offset by adjustments to estimates for U.S. tax legislation and other changes

Note: See page 15 in the Appendix for corresponding footnotes. N/M - not meaningful; bps - basis points

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2019 Financial Highlights ($ millions, except per share data) 2019 2018 Total revenue $16,462 - % Fee revenue 13,236 3 Net interest revenue 3,188 (12) Provision for credit losses (25) N/M Noninterest expense 10,900 (3) Income before income taxes 5,587 8 Net income applicable to common shareholders $4,272 4% Earnings per common share $4.51 12% Operating leverage (a) 320 bps Pre-tax operating margin 34% 227 bps Return on common equity 11.4% 56 bps Return on tangible common equity (b) 23.2% 71 bps (c) Notable items › 2019 includes gain from the sale of an equity investment and a net reduction of Increase / (decrease) Revenue Expense EPS reserves for tax-related exposure of certain investment management funds, partially 2019 720 113 $0.49 offset by severance, a lease-related impairment, securities losses from a portfolio rebalance and litigation expenses 2018 (13) 343 ($0.17) › 2018 includes severance, real estate consolidation, litigation expenses, and adjustments to provisional estimates for U.S. tax legislation and other changes Note: See page 15 in the Appendix for corresponding footnotes. N/M - not meaningful; bps - basis points 55 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Capital and Liquidity 4Q19 3Q19 4Q18 Consolidated regulatory capital ratios: (a) Common Equity Tier 1 (“CET1”) ratio 11.5% 11.1% 10.7% Tier 1 capital ratio 13.6 13.2 12.8 Total capital ratio 14.4 14.0 13.6 Tier 1 leverage ratio 6.6 6.5 6.6 Supplementary leverage ratio (“SLR”) 6.1 6.0 6.0 Average liquidity coverage ratio (“LCR”) 120% 117% 118% Book value per common share $42.12 $40.75 $38.63 Tangible book value per common share – non-GAAP (b) $21.33 $20.59 $19.04 Cash dividends per common share $0.31 $0.31 $0.28 Common shares outstanding (thousands) 900,683 922,199 960,426 Note: See page 15 in the Appendix for corresponding footnotes. 66 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Balance Sheet ($ billions unless otherwise noted) Average Interest-Earning Assets Average Deposits +4% +1% +5% 294 298 +2% › Higher net interest revenue sequentially, excluding 3Q19 286 (a) impairment 232 51 53 226 › interest and noninterest-bearing deposits up 54 (a) 221 2.72% › loans and securities up (a) › NIM stable, excluding 3Q19 impairment, as positive 2.60% 2.63% 2.30% balance sheet mix offset the impact of lower interest rates 127 129 162 177 182 124 0.98% 4Q19 3Q19 4Q18 0.86% 0.73% Net interest revenue ($m) 815 12% (8)% (a) excluding impairment 2% 107 116 116 59 Net interest margin 1.09% 10 bps (15) bps 49 50 (a) excluding impairment - bps (a) Represents a non-GAAP measure; 3Q19 NIR was $730 million ($800 million, excluding a $70 million 4Q18 3Q19 4Q19 4Q18 3Q19 4Q19 lease-related impairment), which impacted NIM and interest-earning asset yields by 9-10 bps. Total interest-earning assets average rate Interest-bearing deposits rate Loans Interest-bearing deposits Securities Noninterest-bearing deposits Cash/Reverse Repo Note: May not foot due to rounding. bps – basis points 77 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Yield Curve Net Interest Revenue 10/17/19 1/10/20 2.2% 2.0% 1.8% 1.6% 1.4% 1m 3m 12m 2Y 5Y 10Y Drivers of Sequential NIR Change ($ millions) USD LIBOR US Treasury 815 70 800 730 3Q19 + Lease-related 3Q19 excluding + Average + Average IB + Lower − Lower interest- 4Q19 impairment impairment(a) NIB deposit deposit funding earning asset balances up balances up costs yields ~$0.6bn by $5bn + Higher earning assets (a) Represents a non-GAAP measure. See page 7 for additional information. 88 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Noninterest Expense ($ millions) 4Q19 3Q19 4Q18 › Noninterest expense down 1% year-over-year, or Staff $1,639 11% 2% up 2% excluding notable items(a) Professional, legal and other purchased 367 16 (4) services – increase primarily reflects continued investments in technology Software and equipment 326 6 9 Net occupancy 151 9 (23) › Technology expenses are included in staff, Sub-custodian and clearing 119 7 3 professional, legal and other purchased services and software and equipment Distribution and servicing 92 (5) (3) Business development 65 38 2 › Both year-over-year and sequential growth rates Bank assessment charges 32 3 45 are impacted by notable items Amortization of intangible assets 28 (7) (20) Other 145 N/M (17) Total noninterest expense $2,964 14% (1)% (a) Represents a non-GAAP measure. See page 16 in the Appendix for corresponding reconciliation. N/M - not meaningful 99 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Investment Services

Financial Highlights ($ millions unless otherwise noted)	4Q19	Δ 3Q19	Δ 4Q18
Total revenue by line of business:			
Asset Servicing	$1,397	(1)%	(3)%
Pershing	570	-	2
Issuer Services	415	(11)	(6)
Treasury Services	329	5	-
Clearance and Collateral Management	280	(4)	1
Total revenue	2,991	(2)	(2)
Provision for credit losses	(5)	N/M	N/M
Noninterest expense	2,161	10	2
Income before taxes	$835	(24)%	(9)%
Pre-tax operating margin	28%	(805) bps	(242) bps

Key Metrics			
Foreign exchange and other trading revenue	$151	(6)%	(7)%
Securities lending revenue	40	3	(7)
Average loans	34,238	5	(4)
Average deposits	215,388	4	6
AUC/A at period end (tr) [a]	37.1	4	12
Market value of securities on loan at period end (bn) [b]	$378	4%	1%
Pershing			
Average active clearing accounts (U.S. platform) (thousands)	6,340	1	4
Clearance and Collateral Management			
Average tri-party collateral mgmt. balances (tr)	$3.6	-%	12%

- Asset Servicing down 3% year-over-year on lower net interest revenue and foreign exchange revenue, partially offset by the impact of higher equity markets
- Pershing up 2% on growth in client assets and accounts, partially offset by lower net interest revenue
- Issuer Services down 6% on lower Depositary Receipts revenue, partially offset by higher client activity in Corporate Trust
- Treasury Services largely flat on higher payment fees offset by lower net interest revenue
- Clearance and Collateral Management up 1% on growth in collateral management and clearance volumes, which were mostly offset by lower net interest revenue
- AUC/A of $37.1 trillion up 12% primarily reflecting higher market values and client inflows

Note: See page 15 in the Appendix for corresponding footnotes. N/M - not meaningful; bps - basis points

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BNY MELLON

Investment Services - Revenue Drivers



($ millions)
(3)%
1,435
1,397
4Q18
4Q19
+2%
558
570
4Q18
4Q19
(6)%
441
415
4Q18
4Q19
- %
328
329
4Q18
4Q19
+1%
278
280
4Q18
4Q19

Asset Servicing

+ AUC/A
+ Equity markets
- Net interest revenue
- FX volatility

Pershing

+ Client assets and accounts from new and existing clients
+ Equity markets
- Margin loans and interest rates

Issuer Services

+ Corporate Trust new business and volumes
- Depositary Receipts corporate actions and volumes
- Net interest revenue

Treasury Services

+ Payment volumes
+ Interest-bearing deposits
- Noninterest-bearing deposits
- Net interest revenue

Clearance and Collateral

+ New business from new and existing clients
+ Average tri-party balances
+ U.S. government securities clearance volumes
- Noninterest-bearing deposits
- Loan volumes

11 Fourth Quarter 2019 – Financial Highlights

BNY MELLON

Investment Management

Financial Highlights ($ millions unless otherwise noted)	4Q19	Δ 3Q19	Δ 4Q18
Total revenue by line of business:			
Asset Management	$688	14%	4%
Wealth Management	287	1	(5)
Total revenue	975	10	1
Provision for credit losses	-	N/M	N/M
Noninterest expense	730	24	2
Income before taxes	$245	(18)%	(1)%
Pre-tax operating margin	25%	(844) bps	(48) bps
Adjusted pre-tax operating margin – non-GAAP (a)	28%	(997) bps	(65) bps

Key Metrics			
Average loans	$16,505	2%	-%
Average deposits	15,195	8	2
Wealth Management client assets (bn) (b)	$266	3%	11%

Changes in AUM (bn) (c)	4Q19	3Q19	4Q18
Beginning balance	$1,881	$1,843	$1,828
Equity	(6)	(4)	(8)
Fixed income	5	2	(1)
Liability-driven investments	(3)	(4)	14
Multi-asset and alternatives	3	(1)	(2)
Index	(5)	(3)	(11)
Cash	(7)	11	(10)
Total net (outflows) inflows	(13)	1	(18)
Net market impact	(20)	66	(69)
Net currency impact	62	(29)	(19)
Ending balance	$1,910	$1,881	$1,722

- Asset Management revenue up 4% year-over-year on higher market values and the impact of hedging activities, partially offset by cumulative AUM outflows since 4Q18
- Wealth Management revenue down 5% primarily due to lower net interest revenue, partially offset by higher market values
- Noninterest expense up 2% primarily reflecting higher staff expense
- AUM of $1.9 trillion up 11% primarily reflecting higher market values and the favorable impact of a weaker U.S. dollar, partially offset by net outflows

Note: See page 15 in the Appendix for corresponding footnotes. N/M - not meaningful; bps - basis points

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Other Segment ($($ millions) millions) 4Q19 3Q19 4Q18 › Total revenue increased primarily reflecting the gain $836 $5 $29 Fee revenue on sale of an equity investment Net securities (losses) (23) (1) - Total fee and other revenue 813 4 29 › Net interest expense decreased sequentially Net interest (expense) (10) (80) (15) primarily reflecting the lease-related impairment of Total revenue (loss) 803 (76) 14 $70 million recorded in 3Q19 Provision for credit losses (3) (1) (7) › Noninterest expense decreased year-over-year Noninterest expense 73 35 160 primarily reflecting expenses associated with Income (loss) before taxes $733 $(110) $(139) relocating our corporate headquarters recorded in 4Q18 and lower severance expense 1313 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Appendix

Footnotes 4Q19 Financial Highlights - Page 4 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Quarterly returns are annualized. See page 18 for corresponding reconciliation of this non-GAAP measure. (c) Represents a non-GAAP measure. See page 16 in the Appendix for corresponding reconciliation. 2019 Financial Highlights - Page 5 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Represents a non-GAAP measure. See page 18 in the Appendix for corresponding reconciliation. (c) Represents a non-GAAP measure. See page 17 in the Appendix for corresponding reconciliation. Capital and Liquidity, Page 6 (a) Regulatory capital ratios for Dec. 31, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods included was the Advanced Approaches. (b) Tangible book value per common share – non-GAAP – excludes goodwill and intangible assets, net of deferred tax liabilities. See page 18 for corresponding reconciliation of this non-GAAP measure. Investment Services, Page 10 (a) Current period is preliminary. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at Dec. 31, 2019, $1.4 trillion at Sept. 30, 2019 and $1.2 trillion at Dec. 31, 2018. (b) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $60 billion at Dec. 31, 2019, $66 billion at Sept. 30, 2019 and $58 billion at Dec. 31, 2018. Investment Management, Page 12 (a) Net of distribution and servicing expense. See page 19 for corresponding reconciliation of this non-GAAP measure. (b) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. (c) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. 1515 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Fourth Quarter Results – Impact of Notable Items

($ in millions, except per share data unless otherwise noted)	4Q19 Results - GAAP	4Q19 Notable items[(a)]	4Q19 Results – non-GAAP	4Q18 Results – GAAP	4Q18 Notable items[(b)]	4Q18 Results – non-GAAP	4Q19 vs 4Q18 GAAP	4Q19 vs 4Q18 non-GAAP
Fee revenue	$3,971	$815	$3,156	$3,146	$—	$3,146	26%	—%
Net securities (losses)	(25)	(25)	—	—	—	—	N/M	N/M
Total fee and other revenue	3,946	790	3,156	3,146	—	3,146	25	—
Income (loss) from consolidated investment management funds	17	—	17	(24)	—	(24)	N/M	N/M
Net interest revenue	815	—	815	885	—	885	(8)	(8)
Total revenue	4,778	790	3,988	4,007	—	4,007	19	—
Provision for credit losses	(8)	—	(8)	—	—	—	N/M	N/M
Noninterest expense	2,964	186	2,778	2,987	269	2,718	(1)	2
Income (loss) before income taxes	1,822	604	1,218	1,020	(269)	1,289	79	(6)
Provision (benefit) for income taxes	373	144	229	150	(114)	264	149	(13)
Net income (loss)	$1,449	$460	$989	$870	$(155)	$1,025	67%	(4)%
Net income (loss) applicable to common shareholders	$1,391	$460	$931	$832	$(155)	$987	67%	(6)%
Operating leverage[(c)]							2,001 bps	(268) bps
Diluted earnings per common share[(d)]	$1.52	$0.50	$1.01	$0.84	$(0.16)	$0.99	81%	2%
Average common shares and equivalents outstanding – diluted (in thousands)	914,739			988,650				
Pre-tax operating margin	38%		31%	25%		32%		

Notable Items by Business Segment

($ millions)	4Q19 IS	4Q19 IM	4Q19 Other	4Q19 Total	3Q19 IS	3Q19 IM	3Q19 Other	3Q19 Total	4Q18 IS	4Q18 IM	4Q18 Other	4Q18 Total
Fee and other revenue	$—	$—	$790	$790	$—	$—	$—	$—	$—	$—	$—	$—
Net interest revenue	—	—	—	—	—	—	(70)	(70)	—	—	—	—
Total revenue	—	—	790	790	—	—	(70)	(70)	—	—	—	—
Total noninterest expense	119	16	51	186	—	(74)	—	(74)	110	28	131	269
Income (loss) before taxes	$(119)	$(16)	$739	$604	$—	$74	$(70)	$4	$(110)	$(28)	$(131)	$269

(a) Includes a gain on sale of an equity investment, severance, net securities losses and litigation expense. (b) Includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense. (c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (d) Does not foot due to rounding

IS – Investment Services; IM – Investment Management; N/M - not meaningful; bps - basis points

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Full Year Results – Impact of Notable Items

($ in millions, except per share data unless otherwise noted)	FY19 Results - GAAP	FY19 Notable items[a]	FY19 Results – non-GAAP	FY18 Results – GAAP	FY18 Notable items[b]	FY18 Results – non-GAAP	FY19 vs. FY18 GAAP	FY19 vs. FY18 non-GAAP
Fee revenue	$13,236	$815	$12,421	$12,842	$(13)	$12,855	3%	(3)%
Net securities (losses) gains	(18)	(25)	7	(48)	—	(48)	N/M	N/M
Total fee and other revenue (loss)	13,218	790	12,428	12,794	(13)	12,807	3	(3)
Income (loss) from consolidated investment management funds	56	—	56	(13)	—	(13)	N/M	N/M
Net interest revenue (expense)	3,188	(70)	3,258	3,611	—	3,611	(12)	(10)
Total revenue (loss)	16,462	720	15,742	16,392	(13)	16,405	—	(4)
Provision for credit losses	(25)	—	(25)	(11)	—	(11)	N/M	N/M
Noninterest expense	10,900	113	10,787	11,211	343	10,868	(3)	(1)
Income (loss) before income taxes	5,587	607	4,980	5,192	(356)	5,548	8	(10)
Provision (benefit) for income taxes	1,120	140	980	938	(188)	1,126	19	(13)
Net income (loss)	$4,467	$467	$4,000	$4,254	$(168)	$4,422	5%	(10)%
Net income (loss) applicable to common shareholders	$4,272	$467	$3,805	$4,097	$(168)	$4,265	4%	(11)%
Operating leverage[c]							320 bps	(330) bps
Diluted earnings per common share	$4.51	$0.49	$4.02	$4.04	$(0.17)	$4.21	12%	(5)%
Average common shares and equivalents outstanding – diluted (in thousands)	943,109			1,007,141				
Pre-tax operating margin	34%		32%	32%		34%		

(a) Includes a gain on sale of an equity investment, severance, net securities losses and litigation expense recorded in 4Q19. Also includes a lease-related impairment and a net reduction of reserves for tax-related exposure of certain investment management funds recorded in 3Q19.

(b) Includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense, each recorded in 4Q18. Also includes expenses associated with consolidating real estate recorded in 2Q18 and adjustments to provisional estimates for U.S. tax legislation and other changes and litigation expense, both recorded in 3Q18.

(c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.

N/M - not meaningful; bps - basis points

17
Fourth Quarter 2019 – Financial Highlights
BNY MELLON

Return on Common Equity and Tangible Common Equity Reconciliation

($ millions)	4Q19	3Q19	4Q18	FY19	FY18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,391	$1,002	$832	$4,272	$4,097
Add: Amortization of intangible assets	28	30	35	117	180
Less: Tax impact of amortization of intangible assets	7	7	8	28	42
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – non-GAAP	$1,412	$1,025	$859	$4,361	$4,235
Average common shareholders' equity	$37,842	$37,597	$37,886	$37,505	$37,818
Less: Average goodwill	17,332	17,267	17,358	17,329	17,458
Average intangible assets	3,119	3,141	3,239	3,162	3,314
Add: Deferred tax liability – tax deductible goodwill	1,098	1,103	1,072	1,098	1,072
Deferred tax liability – intangible assets	670	679	692	670	692
Average tangible common shareholders' equity – non-GAAP	$19,159	$18,971	$19,053	$18,782	$18,810
Return on common equity (annualized) – GAAP	14.6%	10.6%	8.7%	11.4%	10.8%
Return on tangible common equity (annualized) – non-GAAP	29.3%	21.4%	17.9%	23.2%	22.5%

Book Value and Tangible Book Value Per Common Share Reconciliation

($ millions, except common shares)	Dec. 31, 2019	Sept. 30, 2019	Dec. 31, 2018
BNY Mellon shareholders' equity at period end – GAAP	$41,483	$41,120	$40,638
Less: Preferred stock	3,542	3,542	3,542
BNY Mellon common shareholders' equity at period end – GAAP	37,941	37,578	37,096
Less: Goodwill	17,386	17,248	17,350
Intangible assets	3,107	3,124	3,220
Add: Deferred tax liability – tax deductible goodwill	1,098	1,103	1,072
Deferred tax liability – intangible assets	670	679	692
BNY Mellon tangible common shareholders' equity at period end – non-GAAP	$19,216	$18,988	$18,290
Period-end common shares outstanding (in thousands)	900,683	922,199	960,426
Book value per common share – GAAP	$42.12	$40.75	$38.63
Tangible book value per common share – non-GAAP	$21.33	$20.59	$19.04

18 Fourth Quarter 2019 – Financial Highlights

BNY MELLON

Pre-tax Operating Margin Reconciliation - Investment Management Business ($ millions) 4Q19 3Q19 4Q18 Income before income taxes – GAAP $245 $300 $247 Total revenue – GAAP $975 $890 $963 Less: Distribution and servicing expense 93 98 95 Adjusted total revenue, net of distribution and servicing expense – non-GAAP $882 $792 $868 Pre-tax operating margin – GAAP (a) 25% 34% 26% Adjusted pre-tax operating margin, net of distribution and servicing expense – non-GAAP (a) 28% 38% 29% (a) Income before income taxes divided by total revenue. 1919 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights

Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “future” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, fees, expenses, cost discipline, sustainable growth, company management, deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Annual Report on Form 10-K for the full year of 2019. All forward-looking statements speak only as of January 16, 2020, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2018 Annual Report, and are available at www.bnymellon.com/investorrelations. 2020 FourthFirst QuarterQuarter 2019 2019 – Financial– Financial Highlights Highlights